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NEOPHARM, INC.
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[LOGO]

Presentation to Institutional Shareholder Services

September 30, 2004

Safe Harbor Statement

•                       Various remarks that we may make about future expectations, plans and prospects for the Company constitute forward-looking statements for purposes of the Safe-Harbor provisions under The Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Risk Factors section of our most recent Annual Report on Form 10-K and in our prospectus supplement and accompanying prospectus which are on file with the Securities and Exchange Commission.

[LOGO]

Corporate Data

• NASDAQ/NM:	NEOL

• Shares Outstanding:	23.3 M

• Average Volume:	260K

• Recent Price (9/28/04):	$8.28

• Market Capitalization:	$187 M

• Float:	5.4 M

• 52-Week High/Low	$22.70 - $4.66

Current Strategy a Success

•                       Reduce Burn Rate

•                       2004 estimated $55-58 million

•                       2005 targeted $43-47 million

•                       Precise Trial patient enrollment on track

•                       Evaluating current portfolio for out licensing and partnering opportunities

IL13-PE38QQR

•                       New treatment for glioblastoma multiforme (GBM) brain cancer

•                       Currently enrolling patients in pivotal Phase III Precise trial

•                       FDA Recognition

•                       Orphan drug designation (U.S. & Europe)

•                       Fast track development designation

•                       Special protocol assessment agreement

•                       CMA Pilot 2 program acceptance

Other Promising Products

•                       LEP-ETU

•                       LE-SN38

•                       NeoPhectin

Upcoming Milestones/Targets

•                       Q4/04

•                       Reduce cash burn rate

•                       100-125 patients enrolled in IL13-PE38QQR Precise Trial by quarter end

•                       Begin LEP(ETU) Bioequivalence study for 505(b)2 filing

•                       Prioritize pipeline

•                       Continue out licensing discussions

Planning for the Future

•                       Valuing portfolio with a goal of out licensing, partnering or terminating specific programs

•                       Recognize value instead of simply abandoning potentially valuable assets

•                       Continued cost reductions without sacrificing trial design

•                       Ensure successful FDA approval process instead of jeopardizing project

Ongoing Milestones/Targets

•                       2005

•                       Cash burn rate approximately $43-47 million

•                       Complete Precise Trial enrollment

•                       Out license or partner appropriate candidates

Positive Opportunities

•                       Conserving Cash: Good into 3rd Quarter 2006

•                       Moved out from 3rd Quarter 2005 as estimated in April 2004

•                       Robust Pipeline

•                       Out licensing/Partnering Opportunities

•                       Precise Trial on track for Q3/05 enrollment completion

Recent Stock Performance

[CHART]

Board of Directors Opposes Kapoor Solicitation

•                       Cost Targets Not Reasonable

•                       $30 million burn rate unattainable

•                       Requires jettisoning all other products

•                       Jeopardizes timing for completion of IL13 trial

•                       Retaliation For Removal as Chairman

•                       Questionable Governance Implications

Kapoor’s Numbers vs. Board’s Plan

•                       Company’s plan:

•                       Developed by experienced management team

•                       Outside consultant input

•                       Thorough process involving board review

•                       Kapoor’s numbers:

•                       Unrealistic targets and no strategy

•                       Not presented to the Board for review

•                       Not attainable in the estimate of management

Concerns with Kapoor

•                       Management Disruption

•                       Past history of alienating staff

•                       Lack of management support for “plan”

•                       Related Party Transactions

•                       Akorn

•                       Other controlled companies

Other Concerns with Kapoor

•                       Alignment of Interests

•                       Control Premium

•                       Contradictions

•                       Criticizing actions he approved

•                       Criticizing Board he nominated and was prepared to vote for

•                       Criticizing decline in stock price that occurred while he was Chairman

Other Concerns with Kapoor

•                       Timing Concerns

•                       Past History

•                       Long-Term Disruption

•                       No intent to drop solicitation

Conclusion

•                       The Board has a strategic plan and is implementing it.

•                       We believe that a Kapoor-controlled board will:

•                       Cut corners on our clinical trials;

•                       Disrupt and demoralize our management team;

•                       Abandon potentially valuable products; and

•                       Put our shareholders’ investments at greater risk

•                       Withholding consent will enable Board and management to continue the substantial progress already made without jeopardizing future success

For more information, contact:

Larry Kenyon	Tom Ball
NeoPharm, Inc.	Morrow & Company
(847)295-8678	(212)754-8000